Exhibit 10.18

                         REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of March 30, 2007, by and between MIDNIGHT HOLDINGS GROUP, INC., a Delaware corporation (the "Company"), and STEPHEN J. STEARMAN ("Stearman").

                                    RECITALS

      A. Concurrently herewith the Company and Stearman are entering into an Employment Agreement (the "Employment Agreement") providing for the grant by the Company to Stearman of 1,000,000 shares of restricted common stock of the Company, par value $.00005 per share (the "Common Stock").

      B. The Company wishes to grant Registration Rights to Stearman with respect to the Shares on the terms contained herein.

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            (b) "EQUITY SECURITY" shall have the meaning ascribed to such term in the rules and regulations of the Commission issued under the Securities Act (but also shall include, without limiting the foregoing, the units of membership interest in the Company).

            (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            (d) "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or its successor, or any other similar form, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            (e) "REGISTRATION EXPENSES" means the expenses described in
Section 5.

            (f) "REGISTRABLE SECURITIES" means the shares of Common Stock in the Company issued or issuable to the members of the Management Team, provided, however, that Common Stock which is Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a Registration Statement under
Section 4(1) of the Securities Act or at any time when they may be sold without volume limit under Rule 144 under the Securities Act. Wherever reference is made in this

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Agreement to a request or consent of holders of a certain percentage of
Registrable Securities, the determination of such percentage shall include Common Stock issuable upon exercise of the Warrants even if such exercise has not yet occurred.

            (g) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      2. REGISTRATION OF MANAGEMENT TEAM SHARES.

            (a) If at any time or from time to time, the Company shall determine to register any of the Common Stock held by an officer, director, key employee (including Stearman) or consultant (collectively the "Management Team") of the Company, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-3, SB-1 or SB-2 or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                  (i) give Stearman and the other members of the Management Team written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by Stearman and the other members of the Management Team, except as set forth in subsection (b) below.

            (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise Stearman as a part of the written notice given pursuant to subsection 2(a)(i). In such event, the right of Stearman to registration pursuant to Section 2 shall be conditioned upon his participation in such underwriting and the inclusion of his Registrable Securities in the underwriting to the extent provided herein. Stearman shall (together with the Company and the other members of the Management Team distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration (provided that if Stearman is excluded from such registration and underwriting, then no shares held by any member of the Management Team shall be included in the registration and underwriting, and if Stearman's participation in such registration and underwriting is limited, then all members of the Management Team shall be limited to the same extent as well). If any member of the Management Team disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other members of the Management Team may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all members of the Management Team who have included Registrable Securities in the registration the right to

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include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      3. FORM S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, members of the Management Team shall have the right at any time to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such members of the Management Team), subject only to the following:

            (a) The Company shall not be required to file a registration statement pursuant to this Section 3 within ninety (90) days of the effective date of any registration referred to in Section 2 above.

            (b) The Company shall not be required to file a registration statement pursuant to this Section 3 unless Stearman or members of the Management Team requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000.

            (c) The Company shall not be required to file more than two registration statements pursuant to this Section 3.

      The Company shall give written notice to all members of the Management Team of Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and shall provide a reasonable opportunity for other members of the Management Team to participate in the registration; provided, that if the registration is for an underwritten offering, the following terms shall apply to all participations in such offering: The right of any member of the Management Team to registration pursuant to Section 3 shall be conditioned upon such member of the Management Team's participation in such underwriting and the inclusion of such member of the Management Team's Registrable Securities in the underwriting to the extent provided herein. All members of the Management Team proposing to distribute their securities through such underwriting shall (together with the company and the other members of the Management Team distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all members of the Management Team of Registrable Securities which would otherwise by registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in proportion, as nearly as practicable, to the respective amounts of securities requested by such members of the Management Team to be included in such registration. If any member of the Management Team disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the company and underwriter. If by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other members of the Management Team may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all members of the Management Team who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any

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Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the member of the Management Team or members of the Management Team thereof for purposes of disposition.

      4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

            (a) File a Registration Statement with the Commission with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective for at least one-hundred and twenty (120) days;

            (b) As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than one-hundred and twenty (120) days from its effective date;

            (c) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

            (d) As expeditiously as possible furnish to each selling member of the Management Team such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling member of the Management Team may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling member of the Management Team;

            (e) As expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such states as the selling members of the Management Team shall reasonably request, but not in excess of ten (10) states, and do any and all other acts and things that may be necessary or desirable to enable the selling members of the Management Team to consummate the public sale or other disposition within such states of the Registrable Securities owned by the selling members of the Management Team (including, without limitation, keeping such registration effective for at least one-hundred and twenty (120) days from its effective date); provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation in any jurisdiction, or subject itself to taxation in any jurisdiction; and

            (f) Use its best efforts to cause the Registrable Securities to be listed on the principal securities exchange on which similar securities of the Company are then listed, if any, if the listing of such shares is then permitted under the rules of such exchange or if no such listing exists, then on the NASDAQ.

            (g) Cause its accountants to issue to the underwriter, if any, or the members of the Management Team, if there is no underwriter, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

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            (h) If the Company has delivered preliminary or final prospectuses to the selling members of the Management Team and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling members of the Management Team and, if requested, the selling members of the Management Team shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the selling members of the Management Team with revised prospectuses and, following receipt of the revised prospectuses and compliance with any related requirements of the Securities Act and any applicable state securities or blue sky laws, the selling members of the Management Team shall be free to resume making offers of the Registrable Securities.

            (i) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, al financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

            (j) If the offering is underwritten, at the request of any member of the Management Team of Registrable Securities to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such member of the Management Team, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such member of the Management Team or its counsel and (iii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion or such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information so the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (k) Take such other actions as shall be reasonably requested by any member of the Management Team.

      5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the members of the Management Team requesting such registration (other than as a result

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of information concerning the business or financial condition of the Company which is made known to the members of the Management Team after the date on which such registration was requested) and if the requesting members of the Management Team elect not to have such registration counted as a registration requested under Section 2, the requesting members of the Management Team shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Securities included in such registration. For purposes of this Section 5, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees of accountants for the Company, fees and disbursements of counsel for the Company and the fees and expenses (not in excess $10,000) of one counsel selected by the selling members of the Management Team to represent the selling members of the Management Team, state securities or blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions or any other brokerage or underwriting fees and expenses and the fees and expenses of the selling members of the Management Team' own counsel (other than the one counsel selected to represent all selling members of the Management
Team).

      6. INDEMNIFICATION.

            (a) Upon any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, subject to Section 7(c) below, the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof or, (ii) the failure of such seller to deliver copies of the prospectus in the manner required by the Securities Act.

            (b) Upon any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally (and not jointly or jointly and severally), will indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers,

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underwriter or controlling person may become subject under the Securities Act,
Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement, or (ii) the failure of such seller to deliver copies of the prospectus in the manner required by the Securities Act.

            (c) Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") within a reasonable period of time after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any member of the Management Team shall be obligated to contribute pursuant to this Section 6(d) shall be limited to an amount equal to the proceeds to such selling shareholder of the Registerable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages, which the member of the Management Team has otherwise been required to pay in respect of such loss, claim, damage, liability or action of

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any substantially similar loss, claim, damage, liability or action arising from the sale of such Registerable Securities).

      (e) SURVIVAL OF INDEMNITY. The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to Indemnification hereunder and the expiration or termination of this Agreement.

      7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

      8. INFORMATION BY MEMBER OF THE MANAGEMENT TEAM. Each member of the Management Team of Registrable Securities included in any registration shall furnish to the Company such information regarding such member of the Management Team and the distribution proposed by such member of the Management Team as the Company may request in writing if it is required in connection with any registration, qualification or compliance referred to in this Agreement.

      9. "LOCK-UP" AGREEMENT. Each member of the Management Team, if requested by the Company and the underwriter, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Management Team member for a specific period of time (not to exceed 180 days) following the effective date of a Registration Statement; provided, however, that:

            (a) All officers and directors of the Company enter into similar agreements; and

            (c) Such agreement shall not apply to any Registrable Securities (or other Equity Security of the Company) held by such Management Team member if they are included in the Registration Statement.

      Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of the lock-up period.

      10. REMEDIES UPON DEFAULT OR DELAY.

            (a) Without limitation of any other remedy available to a member of the Management Team under applicable law or otherwise, if the Company shall (1) wrongfully fail to register Registrable Securities after it shall have been requested to do so by a member of the Management Team, or (2) wrongfully fail to perform any of its obligations hereunder and as a result of such failure members of the Management Team have not been able to sell their Registrable Securities, or (3) wrongfully act or fail to act in any manner such that one or more members of the Management Team have been delayed in the sale of their Registrable Securities, which delay is not expressly permitted by this Agreement, then any member of the Management Team adversely affected by such action, failure or delay shall be entitled to any or all of the following remedies, which may be elected in the sole discretion of such member of the Management Team:

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                  (i) Such member of the Management Team may otherwise sell its
Registrable Securities and cause the Company to repurchase some or all of its Registrable Securities at a price equal to the Repurchase Price for each of such securities in accordance with paragraph (c) of this Section; or

                  (ii) Such member of the Management Team may otherwise sell its Registrable Securities and cause the Company to pay to such member of the Management Team the amount of any Price Difference for any or all of such securities in accordance with paragraph (d) of this Section.

            (b) REPURCHASE OF SECURITIES. Upon the occurrence of any of the events listed in paragraph (a) of this Section, a member of the Management Team may elect to cause the Company to repurchase any of such member of the Management Team's Registrable Securities by giving written notice to the Company. As soon as practicable (but not later than 10 days) thereafter the Company shall pay the Repurchase Price to the Holder for such repurchased securities; provided, however, that subject to paragraph (e) of this Section, if the Repurchase Price for any security shall not be immediately determinable, the Company and the member of the Management Team shall agree in good faith upon an estimate of the Repurchase Price for such security, which estimate shall be paid by the Company in accordance with this paragraph.

            (c) PAYMENT OF PRICE DIFFERENCE. Upon the occurrence of any of the events listed in paragraph (a) of this Section, unless the member of the Management Team shall have been eligible to and have elected to cause the Company to repurchase such securities pursuant to paragraph (a) of this Section, the member of the Management Team may sell any security to any third party and the Company shall be obligated to pay to the member of the Management Team the amount of any Price Difference with respect to such security. If the member of the Management Team is unable to sell such security promptly in a manner and on such terms that the member of the Management Team in good faith believes are not unreasonable under the circumstances. The Company shall by the Price Difference for each such security as soon as practicable (but not later than 10 days) after the member of the Management Team shall give written notice to the Company, which notice shall set forth the number and type of securities sold by such member of the Management Team and the Sale Dates and Selling Prices applicable thereto; provided, however, that, if the Price Difference for any security shall not be immediately determinable, the Company and the Holder shall agree in good faith upon an estimate of the Price Difference for such security, which estimate shall be paid by the Company in accordance with the terms of this paragraph.

            (d) DETERMINATION OF REPURCHASE PRICE OR PRICE DIFFERENCE. If the Repurchase Price or Price Difference for any security shall not be immediately determinable, the Company shall cooperate with any investment banking firm selected by the member of the Management Team and shall otherwise use its best efforts to cause such amount to be determined as quickly as possible. As soon as practicable after the final Repurchase Price or Price Difference shall have been determined, any difference between the final Repurchase Price or Price Difference and the estimated Repurchase Price or Price Difference, respectively, shall be paid by either the Company or the member of the Management Team to the other party, as the case may be, the amount of any underpayment being paid by the Company and the amount of any overpayment being paid by the member of the Management Team.

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            (e) EFFECT OF LAWS RELATING TO CAPITAL IMPAIRMENT. If the Company
shall be prevented by law from making any payment required to be made under this Section, the obligations hereunder shall be continuing obligations, and such payments shall be made in partial payments when, as soon as, and to the extent that, any portion of such payments shall later be permitted under applicable law. If more than one member of the Management Team has not been paid all amounts due as a result of the preceding sentence, all of such members of the Management Team shall share any partial payment on a pro rata basis based on the unpaid amount then owed to such members of the Management Team. No repurchase of any security shall be deemed to have been made, and the member of the Management Team shall continue to be deemed to be the owner of such security, until the date on which final payment of the Repurchase Price is made.

      11. NOTICES. Any and all notices provided for in this Agreement shall be given in writing by registered or certified mail, return receipt requested and shall be deemed to have been given when mailed, and shall be addressed as follows:

          If to Stearman:                    With a required copy to:

          Stephen J. Stearman                Phil Sears, Esquire
          12800 SW 58th                      McAfee & Taft, P.C.
          Mustang, OK 73034                  10th Floor, 2 Leadership Square
                                             211 N. Robinson
                                             Oklahoma City, OK 73102-7103

          If to the Company:                 With a required copy to:

          Nicholas A. Cocco                  Enterprise Law Partners, PLLC
          Chairman, President & CEO          7457 Franklin Road, Suite 250
          Midnight Holdings Group, Inc.      Bloomfield Hills, MI 47301
          22600 Hall Road, Suite 205         Attn: Richard Bruder
          Clinton Township, MI 48036

      12. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and representations. No addition or modification to this Agreement is valid unless made in writing and signed by the parties hereto.

      13. WAIVER OF JURY TRIAL. To the fullest extent permitted by law, and as separately bargained-for consideration to members of the Management Team, the Company hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement or the members of the Management Team' conduct in respect thereof.

      14. CONTROLLING LAW; JURISDICTION. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan.

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Midnight Holdings Group, Inc. and Stephen Stearman                 Page 10 of 11

      15. CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, members of the Management Team and their respective agents have participated in the preparation hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEARMAN:

________________________
STEPHEN J. STEARMAN

COMPANY:

MIDNIGHT HOLDINGS GROUP, INC., A
DELAWARE CORPORATION

By:
    ____________________________________
    Nicholas A. Cocco, Chairman, President
and CEO

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